Exhibit 10.12
                                 ---------------

                       Presidio Capital & Management Corp.

                              CONSULTING AGREEMENT


     AGREEMENT made this 11th day of June, 1998, between Presidio Capital & Management Corporation (hereinafter referred to as "PCMC"), having a principal place of business located at 680 South Military Trail, Deerfield Beach, Florida 33442, and American Fire Retardant Corporation is a corporation organized and existing under the laws of the state of Wyoming and American Fire Retardant Corporation, a corporation organized under the laws of the state of Nevada, both having a principal place of business located at 9337 Bond Ave., El Cajon, California 92021 (hereinafter referred to as "Client" or "AFRC").

     WHEREAS, PCMC is engaged in the Merchant Banking Business, providing intermediary services which include developing Business Plans, Merger Opportunities, Acquisitions, as well as the identification of sources of investment capital, equity and other funding and financing for individuals and business clients; and

     WHEREAS, Client desires to retain PCMC for the above purpose as well as other consulting services; and

     WHEREAS, the parties to wish to reduce their agreement to writing.

     NOW THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each party, the parties, intending to be legally bound, hereby agree follows:

     I. Recitals The parties agree that the foregoing recitals are true and correct and are incorporated herein by this reference.

     II. Engagement The client hereby agrees engages PCMC and PCMC hereby accepts such engagement upon the terms and conditions set forth in this Agreement.

          A. Reasons for Engagement of PCMC: Due to the special skills, knowledge, abilities, experiences, information, contacts, and other expertise of PCMC, the Client had engaged the services of PCMC upon the terms and conditions set forth in this Agreement.

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          B.  Duties:  PCMC is  engaged  by Client to  perform  work and  render services in connection with the completing of a re-organization and merger with AFRC the Nevada Corporation, the arrangement of a shareholder meeting and proxy statements needed to re-issue new stock to shareholders, re-capitalize the company and the filing of the appropriate documents with the federal and state agencies as required under the statutes to arrange the best efforts 504D Offering, in addition, PCMC will use its best efforts to secure a Commitment Latter from a licensed Broker Dealer referencing the equity placement referred to in the Offerings. As contemplated, the Offerings will be held in the form of a two step capital financing, as follows:

          Step 1.  504D  Private  Placement  (Regulation  "D") in the  amount of
               $800,000.00

          Step 2. SB-2 Initial  Public  Offering in the amount of  $5,000,000.00
               ("IPO")

          Included in the duties will be the structuring, writing, including all legal work associated with the offering and filing the documents with the necessary governmental agencies, state and federal necessary to accomplish the funding as well as the identification for Client of a potential source or sources of investment capital. This is more fully explained in Exhibit A, "The Services Performed", which is attached hereto and incorporated herein by this reference (hereinafter referred to as the "Services").

          Upon the conclusion of the IPO, the Client will make application for listing on the NASDAQ Small Cap Stock Market.

          The performance of PCMC, under the terms of this contract does not include the securing or placement of Bridge Capital. Under certain conditions and under an executed separate Letter Agreement, PCMC would use its best efforts to provide such bridge capital.

          C. Terms: Subject to the terms of this Agreement relating to termination, this Agreement shall continue in full force and effect for a term of 180 days from the date hereof, and may be renewed for successive periods of sixty (60) days thereafter by the mutual written agreement of the parties hereto made at least ten (10) days prior to the expiration of such term.

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          D. Fee Structure:
          ----------------

               1. Time is of the Essence: Time is of the essence with respect to the parties' respective obligations under this Agreement.

               2. Amount of Fee: Client hereby agrees to pay PCMC the fee described in Exhibit B, "Fee Structure". Which is attached hereto and incorporated herein by this reference (hereinafter referred to as the "Fee") with the exception of fees to be paid "at closing", Client shall pay all fees according to the time table set forth on Exhibit B.

               3. Timing of Payment of Fee: Any and all fees due to PCMC under this Agreement shall be paid as specified in the Fee Agreement and shall be paid at the time specified in the Agreement. In the event of Client's inability to pay all fees as specified, PCMC retains the right to cancel this Agreement and retain all fees previously paid as liquidated damages. Payment shall be made in U.S. Dollars except where payment is made in such other form as may be previously agreed to in writing by PCMC.

               4. For the purposes of this Agreement, the term "closing" shall refer to the date upon which the Client receives, or becomes legally entitled to receive, the Financing.

          F. Independent Contractors in all matters relating to this Agreement and otherwise, the parties hereto shall be and act as independent contractors, neither shall be the employer or agent of the other, and each shall assume any and all liabilities for its own acts. As a result of its independent contractor status, PCMC shall be responsible for any and all income taxes of federal and/or state authorities, FICA contributions, and any and all other employment related taxes or assessments which may be required of PCMC, under any federal or state statute, regulation or administrative ruling. Neither party shall have any authority to create any obligations, express or implies on behalf of the other party and neither party shall have any authority to represent the other party as an employee or in any capacity other than as herein provided.

     III. Non-Circumvention Requirement: Client agrees that it will not, directly or indirectly, interfere with, circumvent or attempt to circumvent, avoid, bypass, violate or obviate PCMC's interest in the Financing, or the interest or relationship between PCMC and potential sources of the Financing identified to the Client by PCMC, or producers, sellers, buyers, brokers, dealers, consultants, financial institutions, technology owners, or

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manufacturers,  to change increase or avoid, directly or indirectly, in whole or in part, payment of established or to be established business relationships with manufacturers or technology owners, with intermediaries, entrepreneurs, legal
counsel,  or  initiate  buying  and  selling  relationships,   or  transactional
relationships that bypass PCMC with any corporation, producer, technology owner, partnership, consultants, individuals or other parties revealed or introduced by PCMC to Client in connection with the Financing or any other ongoing or future transaction or project of like nature. In other words, not only does Client agree not to circumvent PCMC with the respect to the Financing which is the subject of this Agreement, but Client also agrees that it will not in the future seek any additional or other financing or funding from any source identified for Client by PCMC without engaging PCMC as consultant to provide intermediary services with respect to the identification of said source or sources of said future financing or funding and paying PCMC its regular and customary fee for doing so.

     IV. Nondisclosure/Confidentiality Requirement: Client agrees that it will not at any time, whether during the term of this Agreement or thereafter, use or disclose or otherwise reveal, directly or indirectly, to any third party, any confidential information provided by PCMC to Client, particularly including, but not limited to, any contract terms, product information, or manufacturing method or process, design process, trade secret, prices, fees, financing arrangements, schedules and other information concerning the identity of a potential source or sources of the Financing, or any confidential record, data or information of PCMC; or any customer lists, contracts or other information; or identity of any supplier, sources or customers of any other contacts; or any business opportunities for now or developing business or procuring the Financing, whether or not the Financing is received from said source; and any contact or information identified for Client by PCMC in connection with seeking the Financing; sellers, producers, buyers, leaders, borrowers, brokers, lenders, distributors, manufacturers, technology owners, or their representatives, employees and agents; and specific individual names, addresses, principals, or telex/fax/telephone numbers and other contact information; references, product or technology information, and all other information that becomes known to Client through its dealings with PCMC, without the advance specific written consent of PCMC; except that nothing herein shall be construed to prohibit (i) using or disclosing such information as shall become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure, and (ii) complying with legal process.

     V. Termination: This Agreement may be terminated by the written notice of either party hereto forwarded to the other party hereto. This Agreement shall be binding on the parties hereto for the Term provided herein, unless terminated as provided herein.

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     VI.  Arbitration:  Any  controversy  or claim arising out of or relating to this Agreement; or the breach thereof, or its interpretation or effectiveness, and which is not settled between the parties themselves, shall be settled by binding arbitration in Broward County, Florida in accordance with the rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof. Nothing, however, contained herein shall limit PCMC's rights to injunctive relief as set out in Paragraph VII of this Agreement. The prevailing party in any litigation, arbitration or mediation relating to collection of fees, or any other matter under this Agreement, shall be entitled to recover all its costs, if any, including, but not limited to, appeals.

     VII. Injunctive Relief: Client agrees that its violation or threatened violation of any of the provisions of this Agreement shall cause immediate and irreparable harm to PCMC, and, in such event, an injunction restraining Client from such violation maybe entered against Client in addition to any other relief available to PCMC.

     VIII. Representations and Warranties: Client represents, warrants, covenants and agrees that Client has a right to enter into this Agreement; that Client is not a party to any agreement or understanding whether or not written which would prohibit Client's performance of its obligations hereunder any proprietary information of any other party which Client is legally prohibited from using. A breach of this Paragraph IX shall be ground for immediate termination of this Agreement.

     IX. Indemnification and Hold Harmless Clause: Each party to this Agreement agrees to indemnify and hold harmless the other party against any losses, claims, liabilities, damages and the like, joint or several, to which the other directly or indirectly may become subject to in connection with and arising out of the services which are the subject of this Agreement, except as may be the direct cause of the gross negligence or willful misconduct of the party seeking indemnification.

     X. Notice: Any notice given or required to be given under this Agreement shall be in writing and service thereof shall be sufficient if sent by hand or telex or telegram, facsimile transmission or other similar means of communication if confirmed by mail, or by certified mail, return-receipt requested, with postage prepaid, directly to the parties' respective addresses herein above set forth. Each party may, from time to time, by like written notice, designate a different address to which notice should be thereafter sent. Any notice shall be deemed to have given when placed in the United States mail.

     XI. Survival: The covenants contained in this Agreement shall survive the termination of this Consulting Agreement, for whatever reason, and shall be binding on the parties.

     XII. Binding Effect: The terms of the Agreement shall be binding upon the respective parties hereto, their heirs, their owners, co-owners, partners, associates, employers, affiliates, subsidiaries, parent companies, nominees, representatives, employees, agents, clients, consultants and successors and assigns.

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     XIII.  Assignment:  This Agreement and the rights and obligations hereunder may not be assigned or delegated by either party without the prior consent of the other party.

     XIV. Choice of Law: This Agreement is made in the State of Florida, and all questions related to the execution, construction, validity, interpretation and performance of this Agreement and to all other issues or claims arising hereunder, shall be governed and controlled by the laws of the State of Florida.

     XV. Venue: Broward, County, Florida, shall be proper venue for any and all litigation and other proceeds involving this Agreement.

     XVI.  Counterparts:   This  Agreement  may  be  signed  in  more  than  one
counterpart, in which case each counterpart shall constitute and original of this Agreement.

     XVII. Severability: In the event that any term, covenant, or condition of this Agreement or the application thereof to any party or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or non enforceable, shall not be affected thereby; and each term, covenant, or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

     XVIII. Modification: No amendment, modification, or waiver of this Agreement or any provision hereof shall be valid unless in writing duly signed by the parties hereto, which writing specifically refers to this Agreement and states that it is an amendment, modification, or waiver.

     XIX. Entire Agreement: This Agreement represents the entire agreement between the parties to this Agreement concerning its subject matter, and any and all prior representations and agreements with respect to subject matter, if any, are merged herein and are suspected by this Agreement.

     XX. Construction: Paragraph headings are for convenience only and are not intended to expand or restrict the scope or substance of the provisions of this Agreement. Whenever used herein, the singular shall include the plural, the plural shall include the singular, and pronouns shall be read as masculine, feminine, or neuter as the context requires.

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     IN WITNESS  WHEREOF,  the parties have signed this  Agreement as of the day and year first above written.


                                        Presidio Capital & Management Corp.
                                        -----------------------------------


Date:  5/12/98                          /s/  Paul Kravitz
                                        ---------------------------------------
                                        By:  Paul Kravitz
                                             Chairman/CEO



                                        American Fire Retardant Corporation
                                        -----------------------------------


Date:  5/12/98                          /s/  Stpehen F. Owens
                                        -----------------------------------
                                        By:  Stephen F. Owens
                                             CEO/President

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                                    Exhibit A
                                    ---------

                             The Services Performed
                             ----------------------

PCMC will provide  services that will include:

     Consulting services which will include the preparation of all documents necessary to merge AFRC, Wyoming into AFRC, Nevada.

     1. Provide accounting services necessary to produce a Use Of Proceeds, Evaluations, 5 year projections and other accounting consulting services.

     2.   Legal Work in connection with the contemplated Offering.*

     3.   All necessary SEC & Blue Sky Filings.

     4. Provide introductions and consulting services with regard to the raising of Capital.

     5.   Secure advertised space on IPO. COM

     6.   Introduce Client to proposed Underwriting Group.

     * The Services of PCMC as outlined above, do not include efforts by PCMC to arrange, secure, or structure short term "bridge" financing which Client may determine is necessary to finance its operations prior to closing the contemplated Offering and the receipt of proceeds therefrom, unless a separate written agreement is entered into for such services between PCMC and the Client.

     * All additional Accounting and Legal Services requested by the Client other than the normal and usual services required for the completion and filing of the Offering documents will be by separate hourly billing, mutually agreed upon. Normal hourly services for clients are $225.00 per hour plus expenses. Auditing expenses will be at the client's expense.

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                                    Exhibit B
                                    ---------

                                  Fee Structure
                                  -------------

     1. Providing Business & Marketing Plans and Program accounting documents. $10,000 Completion of 504D Offering Memorandum, statutory Blue Sky filings, and filing Regulation "D" and "SR" forms as required.

     2. For providing such legal services as may be necessary to complete, review, file (SEC) and "Blue Sky" (includes 10 states but exclusive of state filing fees). $10,000 Provide consulting and legal services necessary to accomplish the re-capitalization of the company.

     3.   For providing legal services, writing and filing the 504D $10,000

     4. Client will agree to escrow $150,000 from the initial Offering (504D) to register and complete the SB-2 (IPO) in the amount of $5,000,000.

          All fees include legal work with respect to the Offering and work leading up to the Offering. All other legal work required by client will be billed at an hourly rate of $225.00 per hour and paid upon presentation. Extra legal work will be by engagement letter only, and signed by Gregory Bartko, Esq.

     5. All expenses and state and federal filing fees will be paid by client. Travel, meetings, etc. will be approved in writing prior to being expensed. Invoices for such expenses will be tendered monthly and paid within 10 days of presentation.


                            Schedule of Fee Payments
                            ------------------------

1. On signing this Agreement.................................... $10,000.00

2. At the time the 504D Offering begins on IPO.COM ..............$10,000.00

3. After all Blue Sky filings ...................................$10,000.00

   TOTAL                                                         $30,000.00

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Additional Requirements:

For a term not to exceed five years, the investment group which will include PCMC, at its sole option and discretion, will occupy 2 seats of 5 seats on the Board of Directors. If the Board is expanded to seven (7) members, the investment group will occupy three (3) seats.

Prior to closing, PCMC and the Client shall enter into a 2 year Consulting and Financial Advisory Contract, the form and substance to be approved by both parties. Included in this contract shall be the right if first refusal to enter into any Agreements on further Offerings, private or public.

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